Putnam
Pennsylvania
Tax Exempt
Income Fund

SEMIANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "While the stock market's higher returns may be a lure, diversification is imperative in any investment portfolio, and municipal bonds can provide that variety."

                              -- Business Week, December 16, 1996

* "Technicals have remained positive for Pennsylvania municipal investors so far this year; moderate but stable economic growth, benign inflation, and a favorable supply/demand ratio created a constructive environment for positive returns."

                              -- Howard K. Manning, manager
                                 Putnam Pennsylvania Tax Exempt Income Fund

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

12     Portfolio holdings

18     Financial statements

28     Results of December 5, 1996 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Pennsylvania Tax Exempt Income Fund's fiscal year 1997 presented a significantly brighter municipal bond market environment than that which had prevailed in the preceding months. As the fiscal year unfolded, the municipal bond market -- including the market for Pennsylvania tax-exempt bonds -- began to develop a sense of serenity, closing the semiannual period on November 30, 1996, in an almost upbeat mood.

During the period, Howard Manning was appointed your fund's manager. Howard has 14 years of investment experience and has been a member of Putnam's municipal bond group since 1986.

In the report that follows, Howard discusses the events and strategies that drove your fund's performance during the fiscal year's first half and takes a look at prospects for the second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997


Report from the Fund Manager
Howard K. Manning

Moderate price gains in the municipal bond market and an attractive income stream from portfolio holdings combined to lead Putnam Pennsylvania Tax Exempt Income Fund to solid total returns for the semiannual period ended November 30, 1996. In the first six months of fiscal year 1997, class A, class B, and class M shares totaled 6.44%, 5.98%, and 6.16%, respectively, all at net asset value (1.42%, 0.98%, and 2.66%, respectively, at public offering price). For additional performance information, including a look at your fund's taxable equivalent dividend rate -- the amount of income you would need from a taxable investment to equal your fund's distributions on an after-tax basis -- please refer to the performance summary that begins on page 9.

* SLOWING ECONOMY AND STRONG DEMAND SPARK MUNICIPAL BOND RALLY

After a difficult and volatile year, the municipal bond market shifted gears and rallied during your fund's semiannual period. The U.S. economy's fast-paced growth of 4.6% during the third quarter of calendar year 1996 gave way to a projection of 2.2% growth for the final three months of the year. Economists expect this slowdown to continue into early 1997. This cooling of economic growth soothed investors' concerns over rising interest rates and helped lead fixed-income investments, including municipal bonds, to higher price levels.

Strong demand also helped spur the period's market rally. While large numbers of individual investors in the United States focused their attention on the unprecedented gains in the stock market, overseas investors purchased upward of $175 billion in U.S. bonds -- an amount that exceeds the federal budget deficit. Although foreign investors -- ineligible for the tax benefits of U.S. municipal bonds -- invested primarily in Treasury securities, their interest sparked greater demand and, consequently, rising prices for the municipal market as well.

In terms of supply, the market for municipal securities was relatively tight through the first few months of the period. June and July are traditionally months in which many bonds mature or reach their call dates and September's municipal bond issuance was the lowest in more than a year. Autumn's lower interest rates, however, made bond issuance more attractive for cash-strapped municipalities, and the overall supply of new bonds rose slightly.

We capitalized on the positive performance of the municipal bond market by maintaining an above-market duration for the past six months. Duration is a measure of a portfolio's sensitivity to interest-rate changes. A longer duration can mean a more volatile net asset value if rates change -- but also one more likely to appreciate substantially if rates decline. A shorter duration can help preserve portfolio value as interest rates rise. Your fund's longer duration helped boost performance during the period as interest rates on medium- and long-term municipal bonds dropped by 46 and 50 basis points, respectively.

* CREDIT RESEARCH CRUCIAL TO PORTFOLIO STRUCTURE

We continue to emphasize investments in the health-care sector of the municipal bond market. Consolidations, improved methods of cost containment, and a near-total lack of new hospital construction are some of the key factors supporting our favorable view of this sector's potential. In addition to the traditional hospital holdings, our investments include demographically attractive geriatric care facilities such as nursing homes and retirement communities. Since beginning our focus on this sector two years ago, our analysts have become adept at identifying uninsured health-care bonds with steady revenue streams and strong potential for credit upgrades or prerefunding.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                  20.5%

Health care                18.1%

Water and sewerage         15.1%

Utilities                  11.9%

Transportation              5.7%

Footnote reads:
* Based on net assets as of 11/30/96. Sector allocations will vary over time.

Prerefunding occurs when an issuer floats a bond to raise capital to pay off, or retire, an older bond. The proceeds from the newer issue are held in top-quality short-term instruments until the old debt can be retired, usually at its first call date. The typical effect of a prerefunding is the same as that of an actual credit upgrade -- price appreciation. In the meantime, these issues make up some of your portfolio's core yield holdings.

Montgomery County United Hospital bonds are one such holding. Mentioned in your fund's most recent annual report as a possible prerefunding candidate, these bonds offered an 8 1/4% coupon and a B rating when we originally purchased them. Today, after having been prerefunded, they carry that same attractive level of income and a AAA rating. Thanks to our in-depth credit research, we were able to identify these bonds as a worthwhile purchase despite their initial lower rating. While these bonds, along with others discussed in the report, were viewed favorably at the end of the semiannual period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

The relatively light supply of Pennsylvania municipal bonds adds an extra challenge to our attempts to identify holdings that meet your fund's stringent investment criteria and fit into our desired portfolio structure. Although our monthly surveillance meetings are designed, in part, to highlight attractive market sectors, it is rarely possible for us to build up a significant weighting in a promising sector as soon as we identify it as such. Instead, our analysts scour the new-issue and secondary markets on a daily basis, allowing us to acquire portfolio holdings whenever we find what we believe to be the right balance of price, credit quality, yield, and potential reward. Recently, issues from U.S. Steel and a City of Philadelphia Parking Garage bond exhibited this blend of factors and were added to your fund's portfolio.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW

A-      8.2%

Aa-     2.1%

Aaa-   66.2%

B-      0.2%

Ba-     3.3%

Baa-   18.7%

VMIG1-  1.3%

Footnote reads:
*As a percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* CONSTRUCTIVE, YET CAUTIOUS, OUTLOOK PREVAILS

After the market's positive performance during the past six months, we now believe municipal bonds may be fully priced and are scaling back your portfolio's duration accordingly. We are also aiming to re-position the portfolio from a barbell structure, which favors holdings in both short- and long-term bonds, to one that emphasizes bonds in the 15- to 20-year maturity range, where we expect to find better values. Seeking improved call protection is another of our priorities, intended to help protect your fund against the loss of bonds in a falling interest-rate environment.

As your fund enters the second half of fiscal year 1997, our large staff of experienced research analysts will continue to scrutinize existing and new municipal bond issues to find securities that will contribute to your fund's stream of tax-exempt income. In a post-rally environment, however, we must remain mindful of another tax consequence -- capital gains from the sales of portfolio holdings that have risen in value. Although it is unlikely that any fund could avoid capital gains altogether, we plan to shift portfolio holdings only when the benefits will substantially outweigh the potential effects of any taxable distributions.

Pre-election talks of sweeping tax reforms, such as the flat tax and the elimination of the Internal Revenue Service, have been shelved, most likely for the duration of the current administration. Although we remain aware that these issues are merely dormant, not dead, the short-term outlook for tax-advantaged income investments remains constructive.

Footnote reads:s
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income taxes consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                     Class A           Class B            Class M
(inception date)    (7/21/89)         (7/15/93)          (7/3/95)
                    NAV  POP         NAV   CDSC          NAV  POP
------------------------------------------------------------------------
6 months          6.44%  1.42%     5.98%   0.98%       6.16%  2.66%
------------------------------------------------------------------------
1 year            5.38   0.37      4.58   -0.41        4.95   1.50
------------------------------------------------------------------------
5 years          46.03  39.14        --      --          --     --
Annual average    7.87   6.83        --      --          --     --
------------------------------------------------------------------------
Life of class    76.53  68.23     17.51   14.54       11.15   7.48
Annual average    8.03   7.32      4.89    4.10        7.73   5.21
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                    Lehman Bros.
                                     Municipal           Consumer
                                    Bond Index         Price Index
------------------------------------------------------------------------
6 months                               6.50%              1.28%
------------------------------------------------------------------------
1 year                                 5.89               3.26
------------------------------------------------------------------------
5 years                               45.83              15.09
Annual average                         7.83               2.85
------------------------------------------------------------------------
Life of class A                       76.09              27.49
Annual average                         8.02               3.36
------------------------------------------------------------------------
Life of class B                       22.50               9.83
Annual average                         6.11               2.81
------------------------------------------------------------------------
Life of class M                       12.34               4.00
Annual average                         8.54               2.80
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/96

                          Class A           Class B          Class M
------------------------------------------------------------------------
Distributions (number)       6                 6                6
------------------------------------------------------------------------
Income1                 $0.246725         $0.216340         $0.232728
------------------------------------------------------------------------
  Total                 $0.246725         $0.216340         $0.232728
------------------------------------------------------------------------
Share value:             NAV  POP            NAV             NAV  POP
------------------------------------------------------------------------
5/31/96               $9.08   $9.53         $9.07         $9.09  $9.40
------------------------------------------------------------------------
11/30/96               9.41    9.88          9.39          9.41   9.73
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
Current dividend rate2 5.28%   5.03%         4.64%         4.98%  4.82%
------------------------------------------------------------------------
Taxable equivalent3    8.99    8.57          7.90          8.48   8.21
------------------------------------------------------------------------
Current 30-day
SEC yield4             5.03    4.79          4.38          4.64   4.48
------------------------------------------------------------------------
Taxable equivalent3    8.57    8.16          7.46          7.90   7.63
------------------------------------------------------------------------

1 For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.29% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                        Class A            Class B           Class M
                       NAV   POP          NAV  CDSC         NAV   POP
------------------------------------------------------------------------
6 months             4.65%  -0.37%      4.32%  -0.68%     4.49%   1.06%
------------------------------------------------------------------------
1 year               3.63   -1.27       2.95   -1.92      3.31   -0.06
------------------------------------------------------------------------
5 years             42.06   35.29         --      --        --      --
Annual average       7.27    6.23         --      --        --      --
------------------------------------------------------------------------
Life of class       75.48   67.23      16.88   13.96     10.58    6.94
Annual average       7.84    7.14       4.60    3.84      6.93    4.57
------------------------------------------------------------------------

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
November 30, 1996 (Unaudited)

                Key to Abbreviations
                AMBAC       -- AMBAC Indemnity Corporation
                CLI Insd.   -- Connie Lee Insurance Insured
                COP         -- Certificate of Participation
                FGIC        -- Financial Guaranty Insurance Company
                FHA Insd.   -- Federal Housing Administration Insured
                FSA         -- Financial Security Assurance
                G.O. Bonds  -- General Obligation Bonds
                IFB         -- Inverse Floating Rate Bonds
                MBIA        -- Municipal Bond Investors Assurance Corporation
                VRDN        -- Variable Rate Demand Notes

<S
MUNICIPAL BONDS AND NOTES  (100.0%) *
PRINCIPAL AMOUNT                                                          RATINGS**          VALUE

Pennsylvania  (87.1%)
--------------------------------------------------------------------------------------------------
    $2,500,000  Abington Heights, School Dist. Rev. Bonds
                (Lackawana Cnty.), FGIC, 5.1s, 3/15/18                    Aaa           $2,390,625
     3,000,000  Allegheny Cnty., Rev. Bonds, AMBAC, 5s, 3/1/16            Aaa            2,835,000
     1,000,000  Allegheny Cnty., Arpt. Rev. Bonds (Pittsburgh
                Intl. Arpt.), Ser. C, MBIA, 8 1/4s, 1/1/16                Aaa            1,059,240
     5,000,000  Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                (Robert Morris College), Ser. A, 6 1/4s, 2/15/26          Baa            4,975,000
     2,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                (Southside Hosp. Pittsburgh), Ser. A, 8 3/4s,
                6/1/10                                                    AAA/P          2,050,720
     1,000,000  Allegheny Cnty., Hosp. Dev. Auth. VRDN
                (Childrens Hosp.), Ser. B, MBIA, 3 1/2s, 12/1/15          VMIG1          1,000,000
                Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
       560,000  (Southwestern Arpt. Cargo Fac.), 8 3/4s,
                2/15/09                                                   BB/P             591,500
     1,930,000  (Med. Ctr.), FHA Insd., 6 3/4s, 2/1/26                    Aaa            2,045,800
     4,305,000  (Environmental Impt.-USX Corp.), 6s, 1/15/14              Baa            4,369,575
     5,500,000  Allentown, Hosp. Auth. Rev. Bonds
                (Sacred Heart Hosp.), Ser. A, 6 3/4s, 11/15/14            BBB            5,665,000
     4,000,000  Allentown, Wtr. Rev. Bonds, FGIC, 5 1/2s,
                10/15/15                                                  Aaa            4,035,000
     1,500,000  Blair Cnty., Hosp. Auth. Rev. Bonds
                (Altoona Hosp.), AMBAC, 6 1/2s, 7/1/22                    Aaa            1,608,750
                Cambria Cnty., Indl. Dev. Auth. Res. Recvy.
                Rev. Bonds
       400,000  Ser. F2, 7 3/4s, 9/1/19                                   A                411,500
     1,100,000  (Cambria Cogen.), Ser. F1, 7 3/4s, 9/1/19                 A              1,131,625
       825,000  College Township, Indl. Dev. Auth. 1st Mtge.
                Hlth. Facs. Rev. Bonds (Nittany Valley
                Rehab. Hosp.), 7 5/8s, 11/1/07                            BB/P             899,250
     2,470,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                (Northwest Med. Ctr.), 8 5/8s, 10/15/13                   BBB            2,818,888
     1,000,000  Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                (Dauphin Cons. Wtr. Supply),
                Ser. A, 6.9s, 6/1/24                                      A              1,175,000
     3,000,000  Delaware Cnty., Hlth. Care Auth. Rev. Bonds
                (Mercy Hlth. Corp. Southeastern), Ser. A,
                CLI Insd., 5 1/8s, 11/15/12                               AAA            2,846,250
     1,000,000  Delaware Cnty., Hosp. Auth. Rev. Bonds
                (Crozer-Chester Med. Ctr.), MBIA, 7 1/2s,
                12/15/20                                                  Aaa            1,136,250
     1,035,000  Delaware Cnty., Indl. Dev. Auth. Rev. Bonds
                (Res. Recvy.), Ser. A, 8.1s, 12/1/13                      AA             1,072,519
     4,100,000  Doylestown, Hosp. Auth. Rev. Bonds
                (Doylestown Hosp. Pine Run),
                Ser. A, 7.2s, 7/1/23                                      BBB/P          4,176,875
     3,000,000  Emmaus, Gen. Auth. Rev. Bonds
                (Local Govt. Bond Pool), Ser. A, MBIA,
                8.15s, 5/15/18 #                                          Aaa            3,202,500
                Erie, City School Dist. G.O. Bonds
     2,090,000  Ser. A, MBIA, 5 3/4s, 5/1/26                              Aaa            2,142,250
     5,300,000  Ser. B, MBIA, zero %, 9/1/05                              Aaa            3,504,625
                Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
                (Mercyhurst College)
     1,150,000  7.85s, 9/15/19                                            AAA            1,262,125
     1,000,000  Ser. A, 5 3/4s, 3/15/13                                   BBB              948,750
     1,860,000  Ser. B, 5 3/4s, 3/15/13                                   BBB            1,764,675
     2,000,000  Erie, Higher Ed. Bldg. Auth. U. Rev. Bonds
                (Gannon U. ), Ser. D, 5.85s, 6/1/15                       Baa            1,985,000
     3,500,000  Erie, Wtr. Auth. Rev. Bonds, 7 1/8s, 12/1/11              AAA/P          3,924,375
       750,000  Erie-Western, Port Auth. Gen. Rev.
                Bonds, 8 5/8s, 6/15/10                                    BBB/P            837,188
       915,000  Erie-Western, Port. Auth. Rev. Bonds,
                6 7/8s, 6/15/16                                           BBB/P            939,019
     2,000,000  Exeter Township, Swr. Auth. Rev. Bonds,
                MBIA, 6.2s, 7/15/22                                       Aaa            2,082,500
     1,350,000  Greene Cnty., Hosp. Auth. Rev. Bonds
                (Greene Cnty. Memorial Hosp.), 6 1/2s, 1/1/02             BBB/P          1,356,278
     3,500,000  Harrisburg, Auth. Lease Rev. Bonds
                (Greene Cnty. Prison), FSA, 6 1/4s, 6/1/10                AAA            3,745,000
                Harrisburg, Auth. Rev. Bonds, Ser. I
     5,595,000  MBIA, 5 5/8s, 4/1/19                                      Aaa            5,650,950
     5,000,000  MBIA, 5 5/8s, 4/1/15                                      Aaa            5,056,250
     2,200,000  Lebanon Cnty., Good Samaritan Hosp. Auth.
                Rev. Bonds, Ser. B, 8 1/4s, 11/1/18                       AAA            2,477,750
     1,000,000  Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
                (Muhlenberg Hosp.), Ser. A, 8.1s, 7/15/10                 A              1,065,000
     5,050,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                (PA Pwr. & Light Co.), 8.964s, 9/1/29
                (acquired 6/20/95, cost $5,572,473) (DBL. DAGGER)         Aaa            5,738,057
     3,575,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control
                Rev. Bonds (PA Pwr. & Lt. Co.), Ser. B, MBIA,
                6.4s, 9/1/29                                              Aaa            3,843,125
     2,000,000  Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                 Baa            2,147,500
     2,305,000  McKeesport, Hosp. Auth. Rev. Bonds
                (McKeesport Hosp.), 6 1/4s, 7/1/03                        Baa            2,359,744
     2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                Hosp. IFB (Abington Hosp.), Ser. A, AMBAC,
                9.486s, 6/1/11                                            Aaa            2,322,500
                Montgomery Cnty., Higher Ed. & Hlth. Auth.
                Hosp. Rev. Bonds
     1,305,000  (United Hosp. Inc. - St. Christopher),
                8 1/4s, 11/1/03                                           AAA            1,384,553
     1,000,000  (UTD Hosp.), Ser. B, 7 1/2s, 11/1/12                      AAA/P          1,090,000
     3,000,000  (Sacred Heart Hosp. Norristown),
                Ser. A, MBIA, 6.8s, 2/1/13                                Aaa            3,060,000
     5,000,000  (Montgomery Hosp.), AMBAC, 5 1/8s, 6/1/14                 Aaa            4,781,250
     3,000,000  New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                Rev. Bonds (New Morgan Landfill Co., Inc.),
                6 1/2s, 4/1/19                                            A              3,150,000
     1,000,000  Northeastern PA Hosp. & Edl. Auth. College
                Rev. Bonds (Kings College), Ser. B, 6s, 7/15/11           BBB              998,750
                PA Econ. Dev. Fin. Auth. Res. Recvy. Rev. Bonds
                (Northampton Generating), Ser. A
     1,300,000  6.6s, 1/1/19                                              BB/P           1,301,625
     2,000,000  6 1/2s, 1/1/13                                            BB/P           2,002,500
     4,000,000  PA Econ. Dev. Fin. Auth. Rev. Bonds
                (MacMillan Ltd. Partnership), 7.6s, 12/1/20               Baa            4,510,000
                PA Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
       385,000  Ser. U, 7.8s, 10/1/20                                     Aa               408,581
       275,000  Ser. 29, 7 3/8s, 10/1/16                                  Aa               292,875
     1,730,000  Ser. 33, 6.9s, 4/1/17                                     Aa             1,820,825
     7,830,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                   Aaa            7,360,200
                PA State G.O. Bonds
     7,515,000  Ser. 1, FGIC, 5 3/8s, 5/15/13                             Aaa            7,533,788
     2,700,000  Ser. II, FGIC, 5 1/4s, 6/15/13                            Aaa            2,676,375
                PA State Econ. Dev. Fin. Auth. Res. Recvy.
                Rev. Bonds (Colver ), Ser. D
     2,000,000  7.15s, 12/1/18                                            BBB            2,102,500
     1,000,000  7 1/8s, 12/1/15                                           BBB            1,053,750
                PA State Higher Ed. Assistance Agcy. IFB, Ser. B
     2,400,000  MBIA, 11.031s, 3/1/20                                     Aaa            2,640,000
     3,850,000  AMBAC, 8.361s, 3/1/22                                     Aaa            3,898,125
                PA State Higher Ed. Fac. Auth. College & U.
                Rev. Bonds
     2,500,000  (Duquesne U.), Ser. C, MBIA, 6 3/4s, 4/1/20               AAA            2,684,375
     2,600,000  (Allegheny College), Ser. B, 6 1/8s, 11/1/13              BBB            2,658,500
                PA State Higher Ed. Fac. Auth. Rev. Bonds
                (Med. College), Ser. A
     1,300,000  8 3/8s, 3/1/11                                            AAA            1,439,750
     3,000,000  7 3/8s, 3/1/21                                            AAA            3,386,250
     1,225,000  Philadelphia, Gas Works Rev. Bonds,
                 Ser. 13, 7.7s, 6/15/21                                   Aaa            1,411,813
     4,000,000  Philadelphia, Gas Works IFB, FSA, 6.507s, 8/1/21
                (acquired 1/24/94, cost $3,747,680) (DBL. DAGGER)         Aaa            3,630,000
                Philadelphia, Muni. Auth. Rev. Bonds
     3,450,000  FGIC, 7.8s, 4/1/18                                        Aaa            3,812,787
     1,000,000  Ser. B, FGIC, 7 1/8s, 11/15/18                            Aaa            1,138,750
     2,125,000  Ser. A, FGIC, 5 5/8s, 11/15/14                            Aaa            2,148,906
     2,000,000  Philadelphia, School Dist. G.O. Bonds, Ser. A,
                AMBAC, 6 1/4s, 9/1/09                                     Aaa            2,222,500
     3,900,000  Philadelphia, School Dist. Rev. Bonds, Ser. B,
                AMBAC, 5 1/2s, 9/1/18                                     Aaa            3,919,500
     3,250,000  Philadelphia, Wtr. & Swr. Rev. Bonds,
                Ser. 16, FSA, 7s, 8/1/21                                  Aaa            3,664,375
                Philadelphia, Wtr. & Wastewater Rev. Bonds
     2,500,000  AMBAC, 5 1/2s, 6/15/15                                    Aaa            2,481,250
     5,005,000  MBIA, 5s, 6/15/18                                         Aaa            4,654,650
     3,000,000  FSA, 5s, 6/15/16                                          Aaa            2,820,000
     1,950,000  FGIC, 5s, 6/15/12                                         Aaa            1,867,125
     5,705,000  Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds,
                Ser. A, FGIC, 6 1/2s, 9/1/13                              Aaa            6,503,700
     2,420,000  Sayer, Hlth. Care Fac. Auth. VRDN
                (VHR PA Cap. Fin.), Ser. D, AMBAC,
                3.8s, 12/1/20                                             VMIG1          2,420,000
     1,000,000  Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                Ser. A, FGIC, 7 1/8s, 6/1/13                              Aaa            1,118,750
     3,000,000  Scranton-Lackawanna, Hlth. & Welfare Auth.
                Rev. Bonds (Moses Taylor Hosp.),
                Ser. B, 8 1/2s, 7/1/20                                    BBB            3,285,000
     1,000,000  Smithfield, Swr. Auth. Gtd. Rev. Bonds,
                8 5/8s, 1/15/11                                           AAA            1,155,000
     2,470,000  Trafford, School District Rev. Bonds, MBIA,
                6.6s, 5/1/08                                              Aaa            2,766,400
       500,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                Rev. Bonds (AHF/Central States Inc.),
                10 1/4s, 11/1/19                                          B/P              498,125
     3,000,000  Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                6 3/8s, 4/1/15                                            Aaa            3,247,500
     1,800,000  Wilkins Area, Indl. Dev. Auth. 1st Mtge. Rev.
                Bonds (Fairview Extended Care),
                Ser. A, 10 1/4s, 1/1/21                                   BB/P           2,049,750
     1,030,000  York Cnty., Hosp. Auth. Rev. Bonds (Hlth. Ctr.
                Village at Sprenkle Drive), Ser. A, 7 3/4s,
                4/1/21                                                    AAA/P          1,202,525
     1,665,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                Rev. Bonds (Rehabilitation Hosp. of  York),
                7 1/2s, 9/1/07                                            BB/P           1,756,575
                York Cnty., Solid Waste & Refuse Auth. Indl.
                Dev. Rev. Bonds (Res. Recvy.)
       650,000  Ser. A, 8.2s, 12/1/14                                     AA               692,842
       890,000  Ser. C, 8.2s, 12/1/14                                     AA               948,660
       300,000  Ser. B, 8.1s, 12/1/07                                     AA               317,757
                                                                                     -------------
                                                                                       230,618,340

Puerto Rico  (12.4%)
--------------------------------------------------------------------------------------------------
                Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
     3,500,000  Ser. T, 6 5/8s, 7/1/12                                    A              3,924,375
     3,000,000  Ser. Y, 6 1/4s, 7/1/14                                    A              3,292,500
                Cmnwlth. of PR, Hwy. Auth. Rev. Bonds
       200,000  Ser. P , 8 1/8s, 7/1/13                                   Aaa              217,000
       250,000  Ser. O, 8s, 7/1/05                                        Aaa              270,938
       900,000  Ser. Q, 7 3/4s, 7/1/16                                    Aaa            1,023,750
     2,500,000  Ser. Q, 7 3/4s, 7/1/10                                    Aaa            2,843,750
       200,000  Cmnwlth. of PR, IFB, MBIA, 7.894s, 7/1/08                 Aaa              220,500
                Cmnwlth. of PR, Impt. G.O. Bonds
       450,000  Ser. A, 7 3/4s, 7/1/17                                    AAA              497,813
       200,000  Ser. A, 7 3/4s, 7/1/13                                    AAA              216,000
     2,150,000  7.7s, 7/1/20                                              Aaa            2,442,938
     1,600,000  Cmnwlth. of PR, Rev. Bonds, MBIA, 5.642s, 7/1/08          Aaa            1,678,000
       575,000  Cmnwlth. of PR, Urban Renewal & Hsg. Corp.
                G.O. Bonds (Cmnwlth. Appropriation),
                7 7/8s, 10/1/04                                           Baa              633,219
     3,700,000  PR, Aqueduct & Swr. Auth. Rev. Bonds,
                Cmnwlth. Gtd., 5s, 7/1/15                                 A              3,487,250
                PR, Elec. Pwr. Auth. Rev. Bonds
     6,000,000  Ser. W, MBIA, 6 1/2s, 7/1/05                              Aaa            6,825,000
     2,000,000  Ser. U, 6s, 7/1/14                                        A              2,067,500
                PR Pub. Bldgs. Auth. Gtd. Edl. & Hlth. Fac.
                Rev. Bonds
     1,200,000  Ser. H, 7 7/8s, 7/1/16                                    Aaa            1,255,224
     2,000,000  Ser. M, 5 3/4s, 7/1/15                                    A              2,007,500
                                                                                     -------------
                                                                                        32,903,257

Washington  (0.5%)
--------------------------------------------------------------------------------------------------
     1,930,000  Thurston Cnty., School Dist. G.O. Bonds, Ser. B,
                FGIC, zero %, 12/1/05                                     Aaa            1,237,613
--------------------------------------------------------------------------------------------------
                Total Investments (cost $252,039,215)***                              $264,759,210
--------------------------------------------------------------------------------------------------

*             Percentages indicated are based on net assets of $264,639,915.

**            The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996 for the securities listed.
              Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

***           The aggregate identified cost on a tax basis is $252,039,215, resulting in gross unrealized appreciation and depreciation of $23,802,990 and $11,082,995, respectively, or net unrealized appreciation of $12,719,995.

(DBL. DAGGER) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1996 was $9,368,057 or 3.5% of net assets.

#            A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

             The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1996.

             The fund had the following industry group concentrations greater than 10% at
             November 30, 1996 (as a percentage of net assets):

  Education     20.5%
  Health Care   18.1
  Water & Sewer 15.1
  Utilities     11.9

  The fund had the following insurance concentrations greater than 10% at November 30, 1996
  (as a percentage of net assets):

  MBIA          20.0%
  FGIC          14.3
  AMBAC         12.8


--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1996 (Unaudited)

                                         Aggregate Face  Expiration      Unrealized
                           Total Value            Value        Date    Depreciation
--------------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (Short)             $4,648,750       $4,605,000      Dec 96        $(43,750)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996 (Unaudited)

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $252,039,215) (Note 1)                                            $264,759,210
------------------------------------------------------------------------------------------------
Cash                                                                                    372,567
------------------------------------------------------------------------------------------------
Interest receivable                                                                   4,838,923
------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  355,511
------------------------------------------------------------------------------------------------
Total assets                                                                        270,326,211

Liabilities
------------------------------------------------------------------------------------------------
Payable for variation margin                                                             36,250
------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   595,045
------------------------------------------------------------------------------------------------
Payable for securities purchased                                                      4,319,350
------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              123,687
------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            390,621
------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               18,195
------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             5,140
------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,203
------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  114,065
------------------------------------------------------------------------------------------------
Other accrued expenses                                                                   82,740
------------------------------------------------------------------------------------------------
Total liabilities                                                                     5,686,296
------------------------------------------------------------------------------------------------
Net Assets                                                                         $264,639,915

Represented by
------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $250,329,092
------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             94,106
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                 1,540,472
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           12,676,245
------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $264,639,915

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($190,028,604 divided by 20,203,696 shares)                                               $9.41
------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.41)*                                    $9.88
------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($73,957,449 divided by 7,873,028 shares)**                                               $9.39
------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($653,862 divided by 69,458 shares)                                                       $9.41
------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.41)***                                  $9.73
------------------------------------------------------------------------------------------------

*   On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

**  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1996 (Unaudited)

Tax exempt interest income                                                           $8,108,883
------------------------------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        771,969
------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          136,219
------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        11,024
------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,586
------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   185,159
------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   297,098
------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     1,118
------------------------------------------------------------------------------------------------
Reports to shareholders                                                                  22,073
------------------------------------------------------------------------------------------------
Registration fees                                                                         2,692
------------------------------------------------------------------------------------------------
Auditing                                                                                 11,621
------------------------------------------------------------------------------------------------
Legal                                                                                    12,721
------------------------------------------------------------------------------------------------
Postage                                                                                  52,378
------------------------------------------------------------------------------------------------
Other                                                                                    10,690
------------------------------------------------------------------------------------------------
Total expenses                                                                        1,518,348
------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (109,518)
------------------------------------------------------------------------------------------------
Net expenses                                                                          1,408,830
------------------------------------------------------------------------------------------------
Net investment income                                                                 6,700,053
------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         13,641
------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (182,816)
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period              9,204,962
------------------------------------------------------------------------------------------------
Net gain on investments                                                               9,035,787
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $15,735,840
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                               Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                           1996*           1996
----------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------
Net investment income                                                                $6,700,053     $12,597,727
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (169,175)      2,785,836
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                             9,204,962      (7,165,681)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 15,735,840       8,217,882
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                            (4,966,127)    (10,000,537)
----------------------------------------------------------------------------------------------------------------
  Class B                                                                            (1,642,555)     (2,682,096)
----------------------------------------------------------------------------------------------------------------
  Class M                                                                               (11,190)         (5,299)
----------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     6,400,936      30,556,384
----------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         15,516,904      26,086,334
----------------------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 249,123,011     223,036,677
----------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $94,106 and $13,925, respectively)                                       $264,639,915    $249,123,011
----------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights

                                                                   For the period
                                                      Six months     July 3, 1995        Six months
                                                           ended (commencement of             ended
                                                     November 30   operations) to       November 30       Year ended
                                                     (unaudited)           May 31        (unaudited)          May 31
--------------------------------------------------------------------------------------------------------------------
                                                            1996             1996              1996             1996
--------------------------------------------------------------------------------------------------------------------
                                                                          Class M                            Class B
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $9.09            $9.10             $9.07            $9.23
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                                        .23              .44               .22              .44
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                               .32             (.01)              .32             (.15)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .55              .43               .54              .29
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.23)            (.44)             (.22)            (.45)
--------------------------------------------------------------------------------------------------------------------
From net realized gains on investments                        --               --                --               --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.23)            (.44)             (.22)            (.45)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.41            $9.09             $9.39            $9.07
--------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)           6.16*            4.70*             5.98*            3.14
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $654             $337           $73,957          $65,669
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)               .66*            1.13*              .83*            1.62
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                              2.51*            4.49*             2.38*            4.78
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     13.00*           41.40             13.00*           41.40
--------------------------------------------------------------------------------------------------------------------

See page 23 for Notes to Financial highlights.


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                    For the period
                                                                                     July 15, 1993       Six months
                                                    Three months                  (commencement of            ended
                                                           ended       Year ended   operations) to      November 30
                                                          May 31      February 28      February 28       (unaudited)
--------------------------------------------------------------------------------------------------------------------
                                                            1995+            1995             1994             1996
--------------------------------------------------------------------------------------------------------------------
                                                                          Class B                           Class A
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $8.97            $9.38            $9.48            $9.08
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                                        .11              .47              .28              .25
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                               .27             (.40)            (.08)             .33
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .38              .07              .20              .58
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.12)            (.47)            (.28)            (.25)
--------------------------------------------------------------------------------------------------------------------
From net realized gains on investments                        --             (.01)            (.02)              --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.12)            (.48)            (.30)            (.25)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.23            $8.97            $9.38            $9.41
--------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)           4.23*            0.93             2.18*            6.44*
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $44,252          $36,670          $12,633         $190,029
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)               .38*            1.57             1.00*             .50*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                              1.26*            5.23             2.90*            2.71*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      4.15*           26.09            15.65            13.00*
--------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                     Three months
                                                      Year ended            ended                         Year ended
                                                          May 31           May 31                        February 28
--------------------------------------------------------------------------------------------------------------------
                                                            1996             1995+            1995              1994
--------------------------------------------------------------------------------------------------------------------
                                                                                   Class A
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $9.24            $8.98            $9.39             $9.40
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                                        .51              .13              .53               .54
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                              (.16)             .26             (.40)              .01
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .35              .39              .13               .55
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.51)            (.13)            (.53)             (.54)
--------------------------------------------------------------------------------------------------------------------
From net realized gains on investments                        --               --             (.01)             (.02)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.51)            (.13)            (.54)             (.56)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.08            $9.24            $8.98             $9.39
--------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)           3.82             4.39*            1.60              5.93
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $183,117         $178,785         $171,568          $171,757
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)               .98              .21*             .92               .91
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                              5.46             1.44*            5.94              5.36
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     41.40             4.15*           26.09             15.65
--------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                           Year ended February 28
----------------------------------------------------------------------------------
                                                             1993             1992
----------------------------------------------------------------------------------
                                                                   Class A
---------------------------------------------------------------------------------
Net asset value, beginning of period                       $8.76            $8.42
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                        .57(a)           .61(a)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                               .65              .34
---------------------------------------------------------------------------------
Total from investment operations                            1.22              .95
---------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------
From net investment income                                  (.57)            (.61)
---------------------------------------------------------------------------------
From net realized gains on investments                      (.01)              --
---------------------------------------------------------------------------------
Total distributions                                         (.58)            (.61)
---------------------------------------------------------------------------------
Net asset value, end of period                             $9.40            $8.76
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)          14.34            11.65
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $144,374          $93,086
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)               .72(a)           .52(a)
---------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                              6.31(a)          6.98(a)
---------------------------------------------------------------------------------
Portfolio turnover (%)                                     12.26             3.30
---------------------------------------------------------------------------------

*   Not annualized.

+   The fiscal year end advanced from February 28 to May 31.

(a) Reflects an expense limitation. As a result, net investment income for the year ended February 28, 1993, and the year ended February 29, 1992, reflects expense reductions of approximately $0.01 and $0.04, per share, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
November 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized using the effective yield method for bonds issued after September 27, 1985, and on a straight-line basis for bonds issued prior thereto. Discounts on zero coupon bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1996, fund expenses were reduced by $109,518 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $740 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (The "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $18,002 and $353 from the sale of class A and class M shares, respectively and $65,755 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $18 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $41,551,411 and $31,932,971, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended
                             November 30, 1996
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold           2,138,703         $ 19,644,713
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           317,936            2,929,558
----------------------------------------------------
                      2,456,639           22,574,271

Shares
repurchased          (2,422,077)         (22,242,194)
----------------------------------------------------
Net increase             34,562         $    332,077
----------------------------------------------------

                                  Year ended
                                 May 31, 1996
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold           4,774,300         $ 44,144,625
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           620,989            5,742,412
----------------------------------------------------
                      5,395,289           49,887,037

Shares
repurchased          (4,579,112)         (42,322,606)
----------------------------------------------------
Net increase            816,177         $  7,564,431
----------------------------------------------------

                              Six months ended
                             November 30, 1996
----------------------------------------------------
Class B                 Shares                Amount
----------------------------------------------------
Shares sold            931,543           $ 8,541,967
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          106,806               983,051
----------------------------------------------------
                     1,038,349             9,525,018

Shares
repurchased           (407,653)           (3,754,651)
----------------------------------------------------
Net increase           630,696           $ 5,770,367
----------------------------------------------------

                                  Year ended
                                 May 31, 1996
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold            2,812,059         $26,012,566
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            169,396           1,565,233
----------------------------------------------------
                       2,981,455          27,577,799

Shares
repurchased             (534,787)         (4,928,924)
----------------------------------------------------
Net increase           2,446,668         $22,648,875
----------------------------------------------------

                              Six months ended
                             November 30, 1996
----------------------------------------------------
Class M                 Shares                Amount
----------------------------------------------------
Shares sold             32,571              $300,329
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            1,150                10,623
----------------------------------------------------
                        33,721               310,952

Shares repurchased      (1,352)              (12,460)
----------------------------------------------------
Net increase            32,369              $298,492
----------------------------------------------------

                               For the period
                                July 3, 1995
                               (commencement
                             of operations) to
                                May 31, 1996
----------------------------------------------------
Class M                 Shares                Amount
----------------------------------------------------
Shares sold             41,822             $ 387,066
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              477                 4,415
----------------------------------------------------
                        42,299               391,481

Shares repurchased      (5,210)              (48,403)
----------------------------------------------------
Net increase            37,089              $343,078
----------------------------------------------------



Results of December 5, 1996 shareholder meeting
(Unaudited)


A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                      Votes
                              Votes for             withheld

Jameson Adkins Baxter         14,808,667              212,364
Hans H. Estin                 14,810,218              210,814
John A. Hill                  14,817,879              203,153
Ronald J. Jackson             14,808,789              212,242
Elizabeth T. Kennan           14,817,591              203,440
Lawrence J. Lasser            14,820,981              200,050
Robert E. Patterson           14,807,674              213,358
Donald S. Perkins             14,803,117              217,915
William F. Pounds             14,811,455              209,576
George Putnam                 14,804,800              216,231
George Putnam, III            14,812,795              208,237
Eli Shapiro                   14,786,855              234,177
A.J.C. Smith                  14,819,501              201,531
W. Nicholas Thorndike         14,786,484              234,547

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 14,582,134 votes for, and 125,657 votes against, with 313,241 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
13,802,842 votes for, and 313,983 votes against, with 904,207 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 13,553,120 votes for, and 471,540 votes against, with 996,372 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
13,287,308 votes for, and 801,028 votes against, with 932,696 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investment in real estate was approved as follows: 13,477,524 votes for, and 624,670 votes against, with 918,838 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
13,657,090 votes for, and 375,163 votes against, with 988,779 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows: 13,702,730 votes for, and 342,271 votes against, with 976,031 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 13,269,857 votes for, and 767,724 votes against, with 983,451 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 13,294,005 votes for, and 706,731 votes against, with 1,020,296 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 13,107,383 votes for, and 902,778 votes against, with 1,010,871 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 13,154,123 votes for, and 867,904 votes against, with 999,005 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 13,132,486 votes for, and 855,496 votes against, with 1,033,050 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 13,177,030 votes for, and 803,004 votes against, with 1,040,998 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 13,349,053 votes for, and 667,615 votes against, with 1,004,364 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 13,205,724 votes for, and 762,008 votes against, with 1,053,300 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to trading its portfolio securities was approved as follows: 13,365,780 votes for, and 590,897 votes against, with 1,064,355 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Howard Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29930-047/226/2AE   1/97